UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2022

FIRST COMMUNITY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock ($1.00 par value)	FCBC	NASDAQ Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 17, 2022, First Community Bankshares, Inc. (“First Community”) entered into an Agreement and Plan of Merger (the “Agreement”) with Surrey Bancorp (“Surrey”), a North Carolina corporation headquartered in Mt. Airy, North Carolina under which First Community will acquire Surrey for a total valuation of approximately $113.20 million based on First Community’s recent 10-day volume-weighted average price.

In accordance with the Agreement, Surrey will merge with and into First Community (the “Merger”). Surrey will cease to exist and First Community will survive and continue to exist as a Virginia corporation. At the effective time of the Merger, Surrey Bank & Trust, a wholly-owned subsidiary of Surrey, will merge with and into First Community Bank, a wholly-owned subsidiary of First Community (the “Bank Merger”). First Community Bank will survive the Bank Merger and continue to exist as a Virginia banking corporation.

The Agreement provides that upon consummation of the Merger, each outstanding share of common stock of Surrey will be converted into the right to receive 0.7159 shares of First Community common stock, par value $1.00 per share, which equates to $26.95 per share of Surrey common stock.

At the effective time of the Merger, two current members of the Surrey board of directors will be appointed to the First Community Bank board of directors.

The Agreement contains usual and customary representations and warranties that First Community and Surrey make to each other as of specific dates.  Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Agreement and the consummation of the Merger.

The Merger, which received unanimous approval by both First Community’s and Surrey’ board of directors, is subject to approval of the shareholders of Surrey, the receipt of all required regulatory approvals, as well as other customary conditions.

The Agreement provides certain termination rights for both First Community and Surrey, including, among others, by mutual consent of the parties, by either party upon the failure to obtain the requisite regulatory approvals, by either party if the Merger is not consummated by July 31, 2023, by either party if the other materially breaches a representation, warranty, covenant or agreement, by either party for Surrey not obtaining the required shareholder vote, and by First Community if the Surrey board of directors changes its recommendation to its shareholders or fails to include the agreed board recommendation in the proxy statement/prospectus to be filed by First Community, Surrey breaches the non-solicitation covenants in the Agreement, or Surrey breaches its covenant to hold the Surrey shareholder meeting to vote on the Agreement.

The Merger Agreement provides that Surrey will pay a termination fee of $4.0 million to First Community if First Community terminates the Merger Agreement because (a) the Surrey board of directors changes its recommendation to its shareholders or fails to include the agreed board recommendation in the proxy statement/prospectus to be filed by First Community, (b) Surrey breaches the non-solicitation covenants in the Agreement in any material respect or (c) Surrey breaches its covenant to hold the Surrey shareholder meeting to vote on the Agreement in any material respect.  Surrey is also required to pay the termination fee if (i) the Agreement is terminated by either party as a result of the Surrey board of directors changing its recommendation to its shareholders or the Merger is not consummated by July 31, 2023 as a result of Surrey not obtaining the required shareholder vote or by First Community as a result of Surrey’s material breach of a representation, warranty, covenant or agreement, (ii) before the Surrey shareholder meeting or the date of termination, an acquisition proposal has been publicly announced, disclosed and communicated and (iii) within 12 months of such termination, Surrey enters into an agreement with respect to an acquisition proposal.

In connection with the Agreement, First Community entered into voting and support agreements with the directors of Surrey, in their capacities and shareholders.  Pursuant to the terms of the voting and support agreements, each director of Surrey has agreed to vote the shares of Surrey common stock they own in favor of the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about First Community or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of First Community or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by First Community.

Item 8.01 Other Events

On November 18, 2022, First Community and Surrey issued a joint press release and provided an investor presentation to interested parties concerning the acquisition of Surrey. Copies of the press release and investor presentation are attached hereto as Exhibits 99.1 and 99.2, and are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1 Agreement and Plan of Merger, dated as of November 17, 2022, by and between First Community Bankshares, Inc. and Surrey Bancorp (listed disclosure schedules have been omitted pursuant to Regulation S-K Item 601(b)(2). First Community agrees to furnish a supplemental copy of such schedule upon request of the SEC).

99.1 Press Release, dated November 18, 2022, issued by First Community Bankshares, Inc. and Surrey Bancorp.

99.2 Investor Presentation, dated November 18, 2022, issued by First Community Bankshares, Inc.

104 Cover-Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain of the statements made in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements, including statements regarding the intent, belief, or current expectations of First Community’s management regarding the company’s strategic direction, prospects, or future results or the benefits of the proposed transaction, are subject to numerous risks and uncertainties.  These forward-looking statements are based upon the current beliefs and expectations of the respective managements of First Community and Surrey and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Community and Surrey. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.  The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the cost savings and revenue synergies anticipated in connection with the proposed transaction may not be realized or may take longer than anticipated to be realized, (2) disruption from the proposed transaction with customers, suppliers, or employee or other business relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the agreement and plan of merger, (4) the risk of successful integration of the two organizations’ businesses, (5) the failure of Surrey shareholders to approve the proposed transaction, (6) the amount of costs, fees, expenses, and charges related to the proposed transaction, (7) the ability to obtain required governmental and regulatory approvals for the proposed transaction, (8) reputational risk and the reaction of the parties’ customers to the proposed transaction, (9) the failure of the conditions to closing of the proposed transaction to be satisfied, (10) the risk that the integration of Surrey’s operations with those of First Community will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by First Community’s issuance of additional shares of its common stock in the proposed transaction, (13) changes in management’s plans for the future, (14) prevailing economic and political conditions, particularly in our market areas, (15) credit risk associated with our lending activities, (16) changes in interest rates, loan demand, real estate values, and competition, (17) changes in accounting principles, policies, or guidelines, (18) changes in applicable laws, rules, or regulations, and (19) other competitive, economic, political, and market factors affecting our business, operations, pricing, products, and services.  Certain additional factors which could affect the forward-looking statements can be found in First Community’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the SEC and available on the SEC’s website at http://www.sec.gov and in Surrey’s annual reports by accessing Surrey’s website at www.surreybank.com under the tab “About Us” and then under the heading “Investor Relations” and “Shareholder Relations”. First Community and Surrey caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Community or Surrey or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Community and Surrey disclaim any obligation to update or revise any forward-looking statements contained in this press release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

Additional Information About the Merger and Where to Find It

The information in this Current Report on Form 8-K shall not constitute an offer to sell, the solicitation of an offer to sell, or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  In connection with the proposed transaction, First Community will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will contain the proxy statement of Surrey and a prospectus of First Community. Shareholders of Surrey and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 that First Community will file with the SEC in connection with the proposed merger because it will contain important information about First Community, Surrey, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. Investors will be able to obtain all documents filed with the SEC by First Community free of charge at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by First Community will be available free of charge from the Corporate Secretary of First Community Bankshares, Inc., P.O. Box 989, Bluefield, Virginia 24605-0989; telephone (276) 326-9000. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing First Community’s website at www.ir.fcbresource.com under the tab “SEC Filings” or by accessing Surrey’s website at www.surreybank.com under the tab “About Us” and then under the heading “Investor Relations” and “Shareholder Relations”. You are urged to read the proxy statement/prospectus carefully before making a decision concerning the merger. You are urged to read the proxy statement/prospectus carefully before making a decision concerning the merger.

Participants in the Transactions

First Community, Surrey and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from Surrey’s shareholders in favor of the merger with First Community. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Surrey shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.

You can find information about the executive officers and directors of First Community in its Annual Report on Form 10-K for the year ended December 31, 2021 and in its definitive proxy statement filed with the SEC on March 16, 2022. You can find information about Surrey’s executive officers and directors in its Annual Report for the year ended December 31, 2020 by accessing Surrey’s website at www.surreybank.com under the tab “About Us” and then under the heading “Investor Relations” and “Shareholder Relations”. You can obtain free copies of these documents from First Community or Surrey using the contact information above.